EXHIBIT 99.7
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                 Ambac Assurance Corporation Insurance Policy

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Ambac                                        Ambac Assurance Corporation
                                             One State Street Plaza, 15th Floor
                                             New York, New York 10004
                                             Telephone: (212) 668-0340
Certificate Guaranty Insurance Policy


Insured Obligations:                        Policy Number:  AB0973BE

IndyMac INDX Mortgage Loan Trust 2006-AR2
Mortgage Pass-Through. Certificates, Series 2006-AR2
Class I-A-3B and Class 2-A-2

                                            Premium:
                                            As specified in the endorsement
                                            attached hereto and made a part
                                            hereof.

Ambac Assurance Corporation (Ambac), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of (a) one (1) Business Day following notification to Ambac of Nonpayment or
(b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.



[GRAPHIC OMITTED]                [GRAPHIC OMITTED]           [GRAPHIC OMITTED]
                              CORPORATE SEAL WISCONSIN
President                                                       Secretary


Effective Date:                                       Authorized Representative
                   February 28, 2006


Form No.: 2B-0022 (7/97)

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                                                               EXECUTED VERSION
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               CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of                  Effective Date of Endorsement:
Certificate Guaranty Insurance                                February 28, 2006
Policy No. AB0973BE issued to:

Deutsche Bank National Trust Company,
as Trustee for the Holders of
IndyMac INDX Mortgage Loan Trust 2006-AR2, Mortgage
Pass-Through Certificates, Series 2006-AR2,
Class 1-A-3B and Class 2-A-2

     For all purposes of this Policy, the following terms shall have the following meanings:

     "Agreement" shall mean, for purposes of the Policy, the Pooling and Servicing Agreement.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

     "Certificate Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of this Policy.

     "Class 1-A-3B Available Funds" shall mean, with respect to any Distribution Date, funds allocated from amounts available pursuant to the Pooling and Servicing Agreement to make distributions on the Class 1-A-3B Certificates on such Distribution Date, other than any Insured Amounts.

     "Class 1-A-3B Certificates" shall mean IndyMac INDX Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1-A-3B Certificates, substantially in the form set forth in Exhibit A to the Agreement.

     "Class 2-A-2 Available Funds" shall mean, with respect to any Distribution Date, funds allocated from amounts available pursuant to the Pooling and Servicing Agreement to make distributions on the Class 2-A-2 Certificates on such Distribution Date, other than any Insured Amounts.

     "Class 2-A-2 Certificates" shall mean IndyMac INDX Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2, Class 2-A-2 Certificates, substantially in the form set forth in Exhibit A to the Agreement.

     "Deficiency Amount" shall mean (a) for any Distribution Date prior to the Last Scheduled Distribution Date, the sum of (1) the excess, if any, of the current interest on the Insured Certificates net of any Net Interest Shortfalls, Carryover Shortfall Amounts, Net Deferred Interest or Deferred Interest over the amount of Class 1-A-3B Available Funds or Class


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2-A-2 Available Funds for such Distribution Date, and (2) the amount, if any, of any Realized Losses allocable to the Insured Certificates on such Distribution Date (after giving effect to all distributions to be made thereon on such Distribution Date, other than pursuant to a claim on the Policy) and
(b) for the Last Scheduled Distribution Date, the sum of (x) the amount set forth in clause (a)(1) above and (y) the outstanding Class Certificate Balance of the Insured Certificates (after giving effect to all payments of principal on the Insured Certificates on such Last Scheduled Distribution Date, other than pursuant to a claim on the Policy on that Distribution Date).

     "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in March 2006.

     "Due for Payment" shall mean with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement.

     "First Distribution Date" shall mean March 27, 2006.

     "Holder" shall mean the registered owner or beneficial owner of an Insured Certificate, but shall not include the Trustee, the Seller, the Depositor, the Servicer or any of their respective affiliates.

     "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date.

     "Insured Certificates" shall mean the Class 1-A-3B and Class 2-A-2 Certificates.

     "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Certificate Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

     "Last Scheduled Distribution Date" shall mean the Distribution Date occurring in April 2046 with respect to the Class 1-A-3B Certificates and in February 2046 with respect to the Class 2-A-2 Certificates.

     "Late Payment Rate" shall mean for any Distribution Date, the lesser of
(i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Insured Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

     "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A to this Policy, from the Trustee specifying the


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     Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date.

     "Policy" shall mean the Certificate Guaranty Insurance Policy together with each and every endorsement thereto.

     "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated February 1, 2006, among IndyMac Bank, F.S.B., as Seller and Servicer, IndyMac MBS, Inc., as Depositor and Deutsche Bank National Trust Company, as Trustee, as such agreement may be amended, modified or supplemented from time to time.

     "Preference Amount" shall mean any payment of principal or interest on an Insured Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trust, which has been deemed a preferential transfer and was previously recovered from the Holder pursuant to the United States Bankruptcy Code in accordance with a final, non- appealable order a court of competent jurisdiction.

     "Premium" shall mean the amount payable to the Certificate Insurer on each Distribution Date calculated at the Premium Percentage.

     "Premium Percentage" shall mean 0.10% per annum.

     "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the related Late Payment Rate from the date the Trustee received the related Insured Payments or the date such Insured Payments were made, and (y) without duplication (i) any amounts then due and owing to the Certificate Insurer under the Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the related Late Payment Rate.

     "Trustee" shall mean Deutsche Bank National Trust Company or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee, as the case may be, subject to the provisions thereof.

     Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Certificate Insurer.

     Notwithstanding any other provision of the Policy, the Certificate Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is Due for Payment and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the


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purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

     The Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or Holder (the "Order"), (ii) a notice by or on behalf of the Trustee or Holder that the Order has been entered and is not subject to any stay,
(iii) an assignment, in form and substance satisfactory to the Certificate Insurer, duly executed and delivered by the Trustee or Holder, as applicable, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee or Holder relating to or arising under the Agreement against the estate of the Trust or otherwise with respect to such Preference Amount and
(iv) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Trustee; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Insured Certificates prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Certificate Insurer will pay the Holder, subject to the delivery of
(a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Certificate Insurer and (b) evidence satisfactory to the Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

     The Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Certificate Insurer under the Policy.

     The Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it hereunder or under the Agreement.

     The Policy does not cover Net Interest Shortfalls, Carryover Shortfall Amounts, Net Deferred Interest or Deferred Interest allocated to the Insured Certificates, nor does the Policy guarantee to the Holders of the Insured Certificates any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of any REMIC or the Trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Trustee to make any payment required under the Agreement to the Holders of the Insured


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Certificates. The Policy will not cover any reduction in the amount of current interest payable to the holders of the Insured Certificates on any Distribution Date due to the pass-through rate for the Insured Certificates exceeding the applicable Adjusted Cap Rate for the Classes of Insured Certificates on such Distribution Date.

     The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

     A premium will be payable on this Policy on each Distribution Date as provided in Section 4.02 of the Agreement, beginning with the First Distribution Date, in an amount equal to the Premium.

     IN THE EVENT THAT AMBAC ASSURANCE CORPORATION WERE TO BECOME INSOLVENT, ANY CLAIMS ARISING UNDER THE POLICY WOULD BE EXCLUDED FROM COVERAGE BY THE CALIFORNIA INSURANCE GUARANTY ASSOCIATION.

     Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

     To the extent the provisions of this endorsement conflict with the provisions in the above- mentioned Policy, the provisions of this endorsement shall govern.

     The Policy and the obligations of the Certificate Insurer thereunder will terminate without any action on the part of the Certificate Insurer or any other person on the date following the later to occur of (i) the date that is one year and one day following the date on which all amounts required to be paid on the Insured Certificates have been paid in full and (ii) if any proceeding referenced in the first full paragraph which begins on page 4 of this Policy Endorsement has been commenced on or prior to the date specified in clause (i) of this paragraph, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding. Upon termination of this Policy, the Trustee shall deliver the original of the Policy to the Certificate Insurer.

     No person other than the Trustee shall be entitled to present the Notice.

     No waiver of any rights or powers of the Certificate Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

     This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of California, without giving effect to the conflict of laws principles thereof.

     The Certificate Insurer's obligations under the Policy will be discharged to the extent that funds are received by the Trustee for payment to the holders of the Insured Certificates whether or not those funds are properly paid by the Trustee. Payments of Insured Amounts will be made only at the time set forth in the Policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the Insured Certificates, unless the acceleration is at the sole option of the Certificate Insurer.


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     IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers


_______________________________                  ______________________________
Assistant Secretary                              Vice President



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                                   EXHIBIT A
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                 TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                              Policy No. AB0973BE

            NOTICE OF NONPAYMENT AND DEMAND FOR PAYMENT OF INSURED
                        AMOUNTS AND PREFERENCE AMOUNTS



                                                               Date: [       ]



Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention: General Counsel

     Reference is made to Certificate Guaranty Insurance Policy No. AB0973BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of February 1, 2006, among IndyMac Bank, F.S.B., as Seller and Servicer, IndyMac MBS, Inc., as Depositor and Deutsche Bank National Trust Company, as Trustee, as the case may be, unless the context otherwise requires.

         The Trustee hereby certifies as follows:

          1.   The Trustee is the Trustee under the Agreement for the Holders.

          2.   The relevant Distribution Date is [date].

          3. Payment on the Insured Certificates in respect of the Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.

          4. [There is an Insured Amount of $______________ in respect of the [Class 1-A-3B Certificates] [Class 2-A-2 Certificates], which amount is Due for Payment pursuant to the terms of the Agreement.]

               [There is a Preference Amount of $______________ in respect of the [Class 1-A-3B Certificates] [Class 2-A-2 Certificates], which is due and payable pursuant to the terms of the Agreement.]

          5. The Trustee has not heretofore made a demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.

          6. The Trustee hereby requests the payment of the [Insured Amount that is Due For Payment] [Preference Amount] be made by Ambac under the


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               Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: ______________________________ (Trustee's account number).

          7. The Trustee hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the [Class 1- A-3B Certificates] [Class 2-A-2 Certificates] when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Policy Payments Account and not commingle such funds with other funds held by Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

     FOR YOUR PROTECTION CALIFORNIA LAW REQUIRES THE FOLLOWING TO APPEAR ON THIS FORM. ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR THE PAYMENT OF A LOSS IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN STATE PRISON.



                                         By:     _____________________________
                                                 Trustee



                                         Title:  _____________________________
                                                 (Officer)


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